UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 29, 2004

                           TASKER CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                       000-32019               88-0426048
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                      100 Mill Plain Rd., Danbury, CT 06811
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (203) 546-3555

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SECURITIES PURCHASE AGREEMENTS

      On December 29, 2004, we closed a transaction pursuant to a Securities Purchase Agreement, dated as of December 23, 2004, with several accredited investors pursuant to which those accredited investors purchased 9,375,000 shares of our common stock for an aggregate purchase price of $15,050,000.

      Emerging Growth Equities, LTD. as placement agent and received a cash payment of 6% and a warrant to purchase 562,500 exercisable at $2.00 per share. The warrant is exercisable for three years.

      The aforementioned securities were issued by us pursuant to Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended, and/or
Section 4(2) of the Act.

      We are obligated to file a registration statement with 30 days from closing.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

      See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

      Not applicable.

(C) EXHIBITS.

EXHIBIT
NUMBER                                    DESCRIPTION
--------------------------------------------------------------------------------
4.1                  Securities Purchase Agreement dated as of December 23, 2004
4.2                  Registration Rights Agreement dated as of December 23, 2004
4.3                  Warrant issued to Emerging Growth

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TASKER CAPITAL CORPORATION


                                       By: /s/Robert Appleby
                                           -------------------------------------
                                           Robert Appleby, President

                                       Dated:  January 4, 2005